MONTHLY SERVICING STATEMENT

Household Mortgage Loan Trust 2003-HC2

Payment Number	21
Beginning Date of Collection Period	01-Jun-05
End Date of Collection Period	30-Jun-05
Payment Date	20-Jul-05
Previous Payment Date	20-Jun-05

Group 1 Funds Disbursement
Collected Funds including Skip-a-Pay and excluding Premium Amount	31,594,694.54
Available Payment Amount	31,409,159.29
Principal Collections	27,967,448.62
Interest Collections (net of servicing fee)	3,441,710.67
Net of Principal Recoveries	3,361,342.06
Principal Recoveries	80,368.61
Servicing Fee	198,461.25
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	31,594,694.54
Interest Paid to Notes and Components	946,999.97
Principal Paid to Notes and Components	29,113,026.45
Transferor - pursuant to 5.01 (a) (xiv)	1,336,206.87
Servicing Fee	198,461.25

Group 1 Pool Balance
Beginning Pool Balance	476,307,000.41
Principal Collections (including repurchases)	27,967,448.62
Additional Principal Reduction Amount	1,145,577.83
Ending Pool Balance	447,193,973.96

Group 1 Collateral Performance
Cash Yield (% of beginning balance)	8.97%
Loss Rate (net of principal recoveries; % of beginning pool balance)	2.68%
Net Yield	6.28%
Realized Losses	1,065,209.22
Cumulative Realized Losses	9,655,928.26
Cumulative Loss Percentage	0.82%
Delinquent Loans
One Payment Principal Balance of loans	26,763,504.71
One Payment Number of loans	254
Two Payments Principal Balance of loans	6,007,703.56
Two Payments Number of loans	53
Three+ Payments Principal Balance of loans	34,852,536.93
Three+ Payments Number of loans	359

Two+ Payments Delinquency Percentage	9.14%
Two+ Payments Rolling Average	8.83%

Group 1 Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01
Substitution Adjustment Amounts	0.00
Number of loans outstanding beginning of period	4,593
Number of loans outstanding end of period	4,345
Number of REO as of the end of the Collection Period	90
Principal Balance of REO as of the end of the Collection Period	6,402,271.63

Group 1 Overcollateralization
Beginning OC Amount	162,287,972.30
OC Release Amount	0.00
Extra Principal Payment Amount	-
Ending OC Amount	162,287,972.30

Target OC Amount	162,287,972.30
Interim OC Amount	162,287,972.30
Interim OC Deficiency	-

Monthly Excess Cashflow	1,336,206.87
Principal Payment Amount	27,967,448.62
Principal Collections	27,967,448.62
OC Release Amount	0.00

Other Group 1 Information
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Group 1 Cut-Off Date Pool Balance	1,180,276,162.15
Accrued Servicing Fee unpaid for previous Collection Periods	0.00
Class A-1 Insured Payment Amounts from Insurer	0.00

Group 2 Funds Disbursement
Collected Funds including Skip-a-Pay	6,930,689.52
Available Payment Amount	6,888,164.73
Principal Collections	6,177,538.60
Interest Collections (net of servicing fee)	710,626.13
Net of Principal Recoveries	709,803.34
Principal Recoveries	822.79
Servicing Fee	42,524.79
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	6,930,689.52
Interest Paid to Notes and Components	190,938.75
Principal Paid to Notes and Components	6,413,982.92
Transferor - pursuant to 5.01 (a) (xiv)	283,243.06
Servicing Fee	42,524.79

Group 2 Pool Balance
Beginning Pool Balance	102,059,506.63
Principal Collections (including repurchases)	6,177,538.60
Additional Principal Reduction Amount	236,444.32
Ending Pool Balance	95,645,523.71

Group 2 Collateral Performance
Cash Yield (% of beginning balance)	8.85%
Loss Rate (net of principal recoveries; % of beginning pool balance)	2.77%
Net Yield	6.08%
Realized Losses	235,621.53
Cumulative Realized Losses	2,104,211.65
Cumulative Loss Percentage	0.74%
Delinquent Loans
One Payment - Principal Balance of mortgage loans	5,260,318.77
One Payment - Number of mortgage loans	47
Two Payments - Principal Balance of mortgage loans	1,162,725.47
Two Payments - Number of mortgage loans	11
Three+ Payments - Principal Balance of mortgage loans	9,109,178.99
Three+ Payments - Number of mortgage loans	80

Two+ Payments Delinquency Percentage	10.74%
Two+ Payments Rolling Average	10.03%

Group 2 Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01
Substitution Adjustment Amounts	0.00
Number of loans outstanding beginning of period	912
Number of loans outstanding end of period	864
Number of REO as of the end of the Collection Period	23
Principal Balance of REO as of the end of the Collection Period	2,020,854.22

Group 2 Overcollateralization
Beginning OC Amount	39,285,123.64
OC Release Amount	0.00
Extra Principal Payment Amount	-
Ending OC Amount	39,285,123.64

Target OC Amount	39,285,123.64
Interim OC Amount	39,285,123.64
Interim OC Deficiency	-

Monthly Excess Cashflow	283,243.06
Principal Payment Amount	6,177,538.60
Principal Collections	6,177,538.60
OC Release Amount	0.00

Other Group 2 Information
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Group 2 Cut-Off Date Pool Balance	285,709,990.10
Accrued Servicing Fee unpaid for previous Collection Periods	0.00

Reserve Account
Specified Reserve Target	0.00
Ending Balance of Group 1 Reserve Account Subaccount	0.00
Ending Balance of Group 2 Reserve Account Subaccount	0.00

Interest Calculations
1 month LIBOR	3.26000%
Class A-1 Formula Rate (1M LIBOR plus 29bps)	3.55000%
Class A-1 Note Rate	3.55000%
Class M-1 Formula Rate (1M LIBOR plus 60bps)	3.86000%
Class M-1 Component Rate	3.86000%
Group 1 Available Funds Cap	8.75108%
Class A-2 Formula Rate (1M LIBOR plus 33bps)	3.59000%
Class A-2 Note Rate	3.59000%
Class M-2 Formula Rate (1M LIBOR plus 60bps)	3.86000%
Class M-2 Component Rate	3.86000%
Group 2 Available Funds Cap	8.95558%

Class A-1 Noteholders' Statement
A. Information on Payments
1. Total Payment per $1,000	28.281531
2. Principal Payment per $1,000	27.406996
3. Interest Payment per $1,000	0.874535

B. Calculation of Class A-1 Interest Due & Paid
1. Class A-1 Note Rate	3.55000%
2. Days in Accrual Period	30

3. Class A-1 Interest Due	722,534.62
4. Class A-1 Interest Paid	722,534.62
5. Class A-1 Supplemental Interest Amount Paid	0.00
6. Class A-1 Interest Carry Forward Amount Paid	0.00

7. Class A-1 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A-1 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A-1 Principal Due & Paid
1. Class A-1 Note Principal Amount, BOP	244,237,054.69
2. Class A-1 Principal Due	22,643,468.06
3. Class A-1 Principal Paid	22,643,468.06
4. Class A-1 Principal Carry Forward Amount Paid	0.00
5. Class A-1 unpaid Principal Carry Forward Amount	0.00
6. Class A-1 Note Principal Amount, EOP	221,593,586.63

7. Class A-1 Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount
b. Ending Note Principal Amount as a % of Original Note Principal Amount
8. Ending Class A-1 Note Principal Amount as a % of the Pool Balance, EOP

Class A-2 Noteholders' Statement
A. Information on Payments
1. Total Payment per $1,000	25.673985
2. Principal Payment per $1,000	24.943641
3. Interest Payment per $1,000	0.730344

B. Calculation of Class A-2 Interest Due & Paid
1. Class A-2 Note Rate	3.59000%
2. Days in Accrual Period	30

3. Class A-2 Interest Due	146,066.69
4. Class A-2 Interest Paid	146,066.69
5. Class A-2 Supplemental Interest Amount Paid	0.00
6. Class A-2 Interest Carry Forward Amount Paid	0.00

7. Class A-2 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A-2 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A-2 Principal Due & Paid
1. Class A-2 Note Principal Amount, BOP	48,824,520.11
2. Class A-2 Principal Due	4,988,653.38
3. Class A-2 Principal Paid	4,988,653.38
4. Class A-2 Principal Carry Forward Amount Paid	0.00
5. Class A-2 unpaid Principal Carry Forward Amount	0.00
6. Class A-2 Note Principal Amount, EOP	43,835,866.73

7. Class A-2 Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount
b. Ending Note Principal Amount as a % of Original Note Principal Amount
8. Ending Class A-2 Note Principal Amount as a % of the Pool Balance, EOP

Class M-1 Componentholders' Statement
A. Information on Payments
1. Total Payment per $1,000	28.357899
2. Principal Payment per $1,000	27.406996
3. Interest Payment per $1,000	0.950903

B. Calculation of Class M-1 Interest Due & Paid
1. Class M-1 Component Rate	3.86000%
2. Days in Accrual Period	30

3. Class M-1 Interest Due	224,465.35
4. Class M-1 Interest Paid	224,465.35
5. Class M-1 Supplemental Interest Amount Paid	0.00
6. Class M-1 Interest Carry Forward Amount Paid	0.00

7. Class M-1 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M-1 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M-1 Principal Due & Paid
1. Class M-1 Component Principal Amount, BOP	69,781,973.42
2. Class M-1 Principal Due	6,469,558.39
3. Class M-1 Principal Paid	6,469,558.39
4. Class M-1 Principal Carry Forward Amount Paid	0.00
5. Class M-1 Unpaid Principal Carry Forward Amount	0.00
6. Class M-1 Component Principal Amount, EOP	63,312,415.03

7. Class M-1 Component Pool Factor
a. BOP Component Principal Amount as a % of Original Component Principal Amount
b. EOP Component Principal Amount as a % of Original Component Principal Amount
8. EOP Class M-1 Component Principal Amount as a % of the EOP Pool Balance

Class M-2 Componentholders' Statement
A. Information on Payments
1. Total Payment per $1,000	25.728914
2. Principal Payment per $1,000	24.943641
3. Interest Payment per $1,000	0.785273

B. Calculation of Class M-2 Interest Due & Paid
1. Class M-2 Component Rate	3.86000%
2. Days in Accrual Period	30

3. Class M-2 Interest Due	44,872.06
4. Class M-2 Interest Paid	44,872.06
5. Class M-2 Supplemental Interest Amount Paid	0.00
6. Class M-2 Interest Carry Forward Amount Paid	0.00

7. Class M-2 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M-2 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M-2 Principal Due & Paid
1. Class M-2 Component Principal Amount, BOP	13,949,862.88
2. Class M-2 Principal Due	1,425,329.54
3. Class M-2 Principal Paid	1,425,329.54
4. Class M-2 Principal Carry Forward Amount Paid	0.00
5. Class M-2 Unpaid Principal Carry Forward Amount	0.00
6. Class M-2 Component Principal Amount, EOP	12,524,533.34

7. Class M-1 Component Pool Factor
a. BOP Component Principal Amount as a % of Original Component Principal Amount
b. EOP Component Principal Amount as a % of Original Component Principal Amount
8. EOP Class M-1 Component Principal Amount as a % of the EOP Pool Balance

HSBC FINANCE CORPORATION, successor by merger to
Household Finance Corporation ("HSBC Finance")
Household Mortgage Loan Trust 2003-HC2

The undersigned, a duly authorized representative of HSBC Finance
Corporation, successor by merger to Household Finance Corporation ("HSBC Finance"), as Master Servicer ( the "Servicer" ), pursuant to a Sale and Servicing
Agreement dated as of October 15, 2003 (the "Sale and Servicing Agreement"), by and among
Household Mortgage Funding Corporation III, as Depositor, Household Mortgage Loan
Trust 2003-HC2, the Servicer, and JPMorgan Chase Bank as Indenture Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Sale and Servicing Agreement.

2. HSBC Finance is, as of the date hereof, the
Master Servicer under the Sale and Servicing Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Payment Date occurring on July 20, 2005

5. As of the date hereof, to the best knowledge of the undersigned, the
Servicer has performed in all material respects all its obligations under the Sale and Servicing Agreement through the Collection Period preceding such Payment Date.

6. As of the date hereof, to the best knowledge of the undersigned, no
Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 13th day of July, 2005.

HSBC FINANCE CORPORATION
as Master Servicer,

BY: /s/ J. A. Bevacqua
A Servicing Officer